                                                                 March 28, 2003

Dear Shareholder:

We are pleased to present this report on the Hilliard-Lyons Government Fund, Inc. ("HLGF" or the "Fund") for the six months ended February 28, 2003.

Assets of the Fund continued to decline but at a much more modest pace than the prior period. Net assets declined $51 million to $1.6 billion during the six months compared to a decrease of $263 million in the year ended August 31, 2002. This decline is indicative of the money market fund industry as a whole which experienced outflows of $79 billion in 2002, the first negative year since 1993.

The difference between interest rates on money market funds and interest rates on bank savings deposits is the biggest factor affecting cash inflows into retail money market funds. Some investors have shifted short term deposits away from money market funds and into bank deposits mirroring a pattern seen in the past when the money market fund yield advantage over bank deposits narrowed. This is believed to be a cyclical reaction to interest rates and not a permanent shift in investor preferences.

The Federal Reserve (the "Fed") has cut the federal funds rate which is the rate banks charge each other for overnight loans eleven times since the beginning of 2001, the last a 1/2 point reduction in November to the current rate of 1.25%. This rate has a direct affect on loans that impact consumers from mortgages to credit card interest rates. At the last meeting of the policymaking Federal Open Market Committee held March 18, 2003, the Fed left interest rates unchanged. This was not unexpected but economists had anticipated a more specific indication of the Fed's outlook on the economy and the possible direction of interest rates.

Economic data, always difficult to interpret, is now overshadowed by the war. The war with Iraq is weighing on equity markets and lessening consumer confidence. Businesses are also delaying capital spending which in turn delays the creation of new jobs and growth of consumer incomes. Economic growth will likely continue to be lackluster until a resolution to the war is at hand. A quick victory would boost the economy while unexpected developments could severely depress the economy. The Fed did make it clear that it would move to cut interest rates even before its next scheduled meeting should it decide the situation warranted action.

Short term interest rates are at a 41 year low. The Fund's investment adviser, J.J.B. Hilliard, W.L. Lyons Inc. recognizes that these are difficult times for shareholders. In light of these historically low rates, the Adviser has voluntarily agreed to waive a portion of its advisory fee beginning April 1, 2003. The amount of the waiver will vary from time to time. The Adviser may discontinue or modify any such voluntary waiver in the future at its discretion.

In this time of economic uncertainty, as always, the Fund is committed to offering its shareholders a high quality, convenient investment for cash that offers both a high degree of credit safety and sought after features such as check-writing. As shown on the Schedule of Investments that follows, at February 28, 2003 the Fund was fully invested in high quality, short term U.S. government agency securities. These securities offer a high degree of credit safety with the added benefit of income that flows through to shareholders as exempt from state income tax. Dividends paid in 2002 were completely free of state income tax in all states.

             /s/ Joseph C. Curry, Jr.   /s/ Dianna P. Wengler
             JOSEPH C. CURRY, JR.       DIANNA P. WENGLER
             President                  Vice President and
                                          Treasurer

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                               February 28, 2003

 Principal                                             Purchase Maturity
  Amount                                                Yield     Date      Value
-----------                                            -------- -------- -----------
            U.S. GOVERNMENT AGENCY OBLIGATIONS--100.1%
$10,550,000 Federal Farm Credit Bank Discount Note      1.270%  03/03/03 $10,549,267
 18,000,000 Federal Home Loan Bank Discount Note        1.251   03/03/03  17,998,770
 23,000,000 Federal Home Loan Bank Discount Note        1.219   03/04/03  22,997,700
 10,000,000 Federal Home Loan Bank Discount Note        1.197   03/05/03   9,998,689
 30,000,000 Federal Home Loan Bank Discount Note        1.232   03/07/03  29,993,950
 31,000,000 Federal Home Loan Bank Discount Note        1.219   03/10/03  30,990,700
 25,000,000 Federal Home Loan Bank Discount Note        1.217   03/11/03  24,991,667
 25,000,000 Federal Home Loan Bank Discount Note        1.298   03/12/03  24,990,253
 22,000,000 Federal Home Loan Bank Discount Note        1.208   03/13/03  21,991,273
 16,000,000 Federal Home Loan Bank Discount Note        1.286   03/14/03  15,992,691
 30,000,000 Federal Farm Credit Bank Discount Note      1.271   03/17/03  29,983,333
 23,000,000 Federal Home Loan Bank Discount Note        1.208   03/18/03  22,987,075
 36,000,000 Federal Home Loan Bank Discount Note        1.291   03/19/03  35,977,140
 29,000,000 Federal Home Loan Bank Discount Note        1.228   03/20/03  28,981,480
 16,000,000 Federal Home Loan Bank Discount Note        1.291   03/21/03  15,988,711
  8,745,000 Federal Home Loan Bank Discount Note        1.281   03/21/03   8,738,879
 40,000,000 Federal Home Loan Bank Discount Note        1.251   03/24/03  39,968,567
 20,000,000 Federal Home Loan Bank Discount Note        1.251   03/25/03  19,983,600
 23,870,000 Federal Farm Credit Bank Discount Note      1.706   03/26/03  23,842,317
 29,000,000 Federal Home Loan Bank Discount Note        1.220   03/27/03  28,974,867
 28,000,000 Federal Home Loan Bank Discount Note        1.583   03/28/03  27,967,450
 35,000,000 Federal Home Loan Bank Discount Note        1.251   03/31/03  34,964,125
 27,075,000 Federal Home Loan Bank Discount Note        1.303   04/01/03  27,045,157
 25,000,000 Federal Home Loan Bank Discount Note        1.240   04/02/03  24,972,889
 25,000,000 Federal Home Loan Bank Discount Note        1.220   04/03/03  24,972,500
 17,000,000 Federal Home Loan Bank Discount Note        1.576   04/04/03  16,975,226
 19,000,000 Federal Farm Credit Bank Discount Note      1.427   04/07/03  18,972,661
 28,000,000 Federal Home Loan Bank Discount Note        1.220   04/08/03  27,964,533
 25,000,000 Federal Home Loan Bank Discount Note        1.257   04/09/03  24,966,525
 20,000,000 Federal Farm Credit Bank Discount Note      1.686   04/10/03  19,963,333
 19,000,000 Federal Home Loan Bank Discount Note        1.676   04/11/03  18,964,512
 20,000,000 Federal Home Loan Bank Discount Note        1.713   04/11/03  19,961,825
 25,000,000 Federal Farm Credit Bank Discount Note      1.269   04/14/03  24,961,952
 24,638,000 Federal Home Loan Bank Discount Note        1.274   04/15/03  24,599,503
 20,000,000 Federal Home Loan Bank Discount Note        1.293   04/15/03  19,968,250
 20,000,000 Federal Home Loan Bank Discount Note        1.264   04/16/03  19,968,311
 14,000,000 Federal Home Loan Bank Discount Note        1.246   04/16/03  13,978,086
 19,202,000 Federal Home Loan Bank Discount Note        1.200   04/17/03  19,172,418
 20,920,000 Federal Home Loan Bank Discount Note        1.697   04/21/03  20,870,803
 33,000,000 Federal Home Loan Bank Discount Note        1.274   04/23/03  32,939,271
 17,000,000 Federal Home Loan Bank Discount Note        1.242   04/24/03  16,968,839
 10,000,000 Federal Home Loan Bank Discount Note        1.216   04/25/03   9,981,728
 25,000,000 Federal Home Loan Bank Discount Note        1.225   04/25/03  24,953,976

                      See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                               February 28, 2003

 Principal                                                     Purchase Maturity
  Amount                                                        Yield     Date       Value
-----------                                                    -------- -------- --------------
$34,500,000 Federal Home Loan Bank Discount Note                1.219%  04/28/03 $   34,433,300
 25,000,000 Federal Home Loan Bank Discount Note                1.294   04/29/03     24,947,965
 20,000,000 Federal Home Loan Bank Discount Note                1.460   04/30/03     19,952,333
 15,000,000 Federal Home Loan Bank Discount Note                1.240   05/02/03     14,968,483
 10,000,000 Federal Home Loan Bank Discount Note                1.240   05/02/03      9,978,989
 13,000,000 Federal Home Loan Bank Discount Note                1.242   05/07/03     12,970,459
 10,000,000 Federal Home Loan Bank Discount Note                1.230   05/07/03      9,977,481
 15,000,000 Federal Home Loan Bank Discount Note                1.241   05/09/03     14,964,925
 23,400,000 Federal Home Loan Bank Discount Note                1.638   05/12/03     23,343,793
 25,000,000 Federal Home Loan Bank Discount Note                1.242   05/14/03     24,937,254
 37,000,000 Federal Home Loan Bank Discount Note                1.240   05/16/03     36,904,705
 30,000,000 Federal Home Loan Bank Discount Note                1.242   05/19/03     29,919,618
 30,565,000 Federal Home Loan Bank Discount Note                1.263   05/21/03     30,479,724
 30,000,000 Federal Home Loan Bank Discount Note                1.242   05/23/03     29,914,233
 23,949,000 Federal Home Loan Bank Discount Note                1.253   05/28/03     23,876,993
 20,000,000 Federal Home Loan Bank Discount Note                1.253   06/04/03     19,935,083
 17,000,000 Federal Home Loan Bank Discount Note                1.247   06/13/03     16,939,839
 19,000,000 Federal Home Loan Bank Discount Note                1.247   06/16/03     18,930,822
 25,000,000 Federal Home Loan Bank Discount Note                1.221   06/17/03     24,910,000
 31,672,000 Federal Home Loan Bank Discount Note                1.243   06/18/03     31,555,007
 20,000,000 Federal Home Loan Bank Discount Note                1.242   06/20/03     19,924,767
 20,000,000 Federal Home Loan Bank Discount Note                1.244   06/27/03     19,920,022
 22,975,000 Federal Home Loan Bank Discount Note                1.223   07/09/03     22,875,442
 10,000,000 Federal Home Loan Bank Discount Note                1.251   07/09/03      9,955,692
 16,100,000 Federal Home Loan Bank Discount Note                1.247   07/14/03     16,026,041
 10,218,000 Federal Home Loan Bank Discount Note                1.226   07/18/03     10,169,868
 30,000,000 Federal Home Loan Bank Discount Note                1.237   07/24/03     29,853,308
 11,000,000 Federal Home Loan Bank Discount Note                1.234   07/30/03     10,944,172
 10,000,000 Federal Home Loan Bank Discount Note                1.234   07/30/03      9,949,247
 32,000,000 Federal Farm Credit Bank Discount Note              1.223   08/01/03     31,836,800
                                                                                 --------------
            TOTAL U. S. GOVERNMENT AGENCY OBLIGATIONS
            (amortized cost--$1,617,271,167)                                      1,617,271,167
                                                                                 --------------
            TOTAL INVESTMENTS (100.1%) (cost--$1,617,271,167*)                   $1,617,271,167
                                                                                 ==============

* Also represents cost for federal income tax purposes.
The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

                      See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  (UNAUDITED)
                               February 28, 2003

ASSETS
  Investments, at value (amortized cost--$1,617,271,167)....................................... $1,617,271,167

                                                                                                --------------
  Cash.........................................................................................        312,561
  Prepaid expenses.............................................................................        105,298

                                                                                                --------------
       TOTAL ASSETS............................................................................  1,617,689,026

                                                                                                --------------
LIABILITIES
  Dividends payable............................................................................        306,052
  Due to Affiliate--Note B.....................................................................        908,040
  Accrued expenses.............................................................................        221,339

                                                                                                --------------
       TOTAL LIABILITIES.......................................................................      1,435,431

                                                                                                --------------
  NET ASSETS (equivalent to $1.00 per share; 2,500,000,000 shares authorized and 1,616,253,595 shares issued and outstanding)--Note C...................................................... $1,616,253,595

                                                                                                ==============

                                    HILLIARD-LYONS GOVERNMENT FUND, INC.
                                           STATEMENT OF OPERATIONS
                                                 (UNAUDITED)
                                 For the six months ended February 28, 2003

INVESTMENT INCOME
  Interest income.............................................................................. $   12,553,899
EXPENSES
  Investment Advisory fee--Note B..............................................................      2,364,503
  Shareholder servicing fees--Note B...........................................................      2,054,572
  Administrative fee--Note B...................................................................      1,479,292
  Printing and other expenses..................................................................        130,665
  Custodian fees...............................................................................         81,450
  Insurance expense............................................................................         81,279
  Transfer Agent...............................................................................         45,250
  Filing fees..................................................................................         40,725
  Legal and Audit fees.........................................................................         28,960

                                                                                                --------------
    Total expenses.............................................................................      6,306,696

                                                                                                --------------
     Net investment income.....................................................................      6,247,203

                                                                                                --------------
     Net increase in net assets resulting from operations...................................... $    6,247,203

                                                                                                ==============

                      See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS

                                                                  For the Six
                                                                  Months Ended      For the
                                                                  February 28,     Year Ended
                                                                      2003         August 31,
                                                                  (UNAUDITED)         2002
                                                                 --------------  --------------
FROM OPERATIONS
  Net investment income . . . . . . . . . . . . . . . . . . . .. $    6,247,203  $   28,105,327

                                                                 --------------  --------------
    Net increase in net assets resulting from operations........      6,247,203      28,105,327
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net Investment Income.........................................     (6,247,203)    (28,105,327)

                                                                 --------------  --------------
  Total distributions...........................................     (6,247,203)    (28,105,327)

                                                                 --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS
  Net capital share transaction (at $1.00 per share)--Note C....    (50,991,635)   (263,399,880)
NET ASSETS
  Beginning of period...........................................  1,667,245,230   1,930,645,110

                                                                 --------------  --------------
  End of period................................................. $1,616,253,595  $1,667,245,230
                                                                 ==============  ==============

                             FINANCIAL HIGHLIGHTS

   The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                      For the Six
                                         Months
                                         Ended
                                      February 28,
                                          2003                     For the Year Ended August 31,
                                      (UNAUDITED)       2002        2001        2000        1999       1998
                                     ------------    ----------  ----------  ----------  ----------  --------
Net asset value, beginning of period  $     1.00     $     1.00  $     1.00  $     1.00  $     1.00  $   1.00
                                      ----------     ----------  ----------  ----------  ----------  --------
Net investment income...............         -- (b)         .01         .05         .05         .05       .05
                                      ----------     ----------  ----------  ----------  ----------  --------
  Total from investment operations..         -- (b)         .01         .05         .05         .05       .05
Less distributions:
  From net investment income........        (-- )(b)       (.01)       (.05)       (.05)       (.05)     (.05)
                                      ----------     ----------  ----------  ----------  ----------  --------
  Total distributions...............        (-- )(b)       (.01)       (.05)       (.05)       (.05)     (.05)
                                      ----------     ----------  ----------  ----------  ----------  --------
Net asset value, end of period......  $     1.00     $     1.00  $     1.00  $     1.00  $     1.00  $   1.00
                                      ==========     ==========  ==========  ==========  ==========  ========
Number of shares outstanding
 (000's omitted)....................   1,616,254      1,667,245   1,930,645   1,366,422   1,108,817   944,966
Total investment return.............         .38%          1.44%       5.14%       5.52%       4.65%     5.11%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
  Net assets, end of period
   (000's omitted)..................  $1,616,254     $1,667,245  $1,930,645  $1,366,422  $1,108,817  $944,966
  Operating expenses to average net
   assets...........................         .77%(a)        .65%        .44%        .48%        .46%      .51%
  Net investment income to average
   net assets.......................         .76%(a)       1.53%       4.92%       5.41%       4.55%     4.99%

(a)Annualized
(b)Amount is less than $.005
                       See notes to financial statements

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE A--ACCOUNTING POLICIES

Hilliard-Lyons Government Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund employs the amortized cost method of security valuation for U.S. Government securities, which, in the opinion of the Board of Directors ("the Board") represents fair value of the particular security. The Board monitors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valuation. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.

The Fund values repurchase agreements at cost and accrues interest into interest receivable. Normally, repurchase agreements are not subject to trading. Repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government Agency obligations valued at bid prices plus accrued interest. U.S. Treasury and U.S. Government Agency obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to legal proceedings.

Federal Income Taxes: It is the policy of the Fund to continue to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

Dividends to Shareholders: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record immediately prior to the time of determination of net asset value on each such day. Dividends declared since the preceding dividend payment date are distributed monthly.

The Fund's net investment income for dividend purposes includes accrued interest and accretion of original issue and market discounts earned and amortization of premiums, plus or minus any net realized gain or loss on portfolio securities, if any, occurring since the previous dividend declaration, less the accrued expenses of the Fund for such period.

Investment Transactions: Investment transactions are accounted for on the date the securities are bought or sold. Net realized gains and losses on sales of investments if any are determined on the basis of identified cost.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (continued)
                                  (UNAUDITED)


NOTE B--INVESTMENT ADVISORY FEES & OTHER TRANSACTIONS WITH AFFILIATES

On October 9, 2002, the Fund renewed its investment advisory agreement with J.J.B Hilliard W.L. Lyons, Inc. (the "Adviser"). Under the investment advisory agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio, and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund's investment objectives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board. For the services the Adviser renders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. There was no reimbursement required for the six months ended February 28, 2003. The Adviser has voluntarily agreed to waive a portion of its advisory fee beginning April 1, 2003. The amount of the waiver will vary from time to time. The Adviser may discontinue or modify any such voluntary waiver in the future at its discretion.

The Fund has entered into a separate shareholder and administration services agreement (the "Administration Agreement") with the Adviser. Under the Administration Agreement, the Adviser provides certain shareholder and administrative functions for the Fund, including but not limited to:
(i) preparing and mailing monthly statements to shareholders; (ii) forwarding shareholder communications from the Fund; (iii) responding to inquiries from shareholders concerning their investments in the Fund; (iv) maintaining account information relating to shareholders that invest in the fund; and (v) processing purchase, exchange and redemption requests from shareholders and placing orders and appropriate documentation with the Fund or its service providers. For its services to the Fund under the Administration Agreement, the Adviser receives a monthly fee from the Fund at the annual rate of .25% of the Fund's average daily net assets for shareholder services and .18% of the Fund's average daily net assets for administration services.

No compensation is paid by the Fund to officers of the Fund and directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $5,000, a fee of $1,000 for each board or committee meeting attended, and all expenses the directors incur in attending meetings. The Audit Committee Chairman receives an additional annual retainer of $3,000.

NOTE C--CAPITAL STOCK
The Fund was incorporated in June 1980 under the laws of the state of Maryland. At February 28, 2003, there were 2,500,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $1,600,091,059. Transactions in Fund shares at $1.00 per share were as follows:

                                   Six months
                                     ended         Year ended
                                  February 28,     August 31,
                                      2003            2002
                                 --------------  --------------
                Shares sold.....  2,477,580,311   5,347,712,722
                Shares issued to
                 shareholders in
                 reinvestment of
                 dividends......      6,499,765      29,390,594
                                 --------------  --------------
                                  2,484,080,076   5,377,103,316
                Less shares
                 repurchased.... (2,535,071,711) (5,640,503,196)
                                 --------------  --------------
                Net increase
                 (decrease) in
                 capital shares.    (50,991,635)   (263,399,880)
                                 ==============  ==============

                                      7

                     HILLIARD-LYONS GOVERNMENT FUND, INC.

                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                                (502) 588-8400

                      Investment Adviser and Distributor

                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                                (502) 588-8400

                         Custodian and Transfer Agent

                      State Street Bank and Trust Company
                              225 Franklin Street
                                 P.O. Box 1912
                          Boston, Massachusetts 02105

                                 Legal Counsel

                            Frost Brown & Todd LLC
                     400 West Market Street, 32/nd/ Floor
                          Louisville, Kentucky 40202

                                  Independent
                              Public Accountants

                             Deloitte & Touche LLP
                              200 Berkeley Street
                          Boston, Massachusetts 02116

                            DIRECTORS AND OFFICERS

                              BOARD OF DIRECTORS
                               Samuel G. Miller
                                Lindy B. Street
                                J. Robert Shine

                                   OFFICERS
                        Joseph C. Curry, Jr.--President

                       Dianna P. Wengler--Vice President
                                 and Treasurer

                        Stephanie J. Ferree--Secretary
                                Hilliard-Lyons
                             Government Fund, Inc.
                              Semi-Annual Report
                               February 28, 2003



                                    [GRAPHIC]

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